Supplement to the
Fidelity Flex® Funds
Fidelity Flex® Large Cap Growth Fund
September 29, 2021
Prospectus

On March 9, 2022, the Board of Trustees approved a plan of liquidation for the fund. Following Board approval, the fund will no longer pursue its stated investment objective and fund assets will be managed to provide for sufficient liquidity prior to liquidation. The fund is expected to liquidate on or about June 10, 2022. Effective after the close of business on June 3, 2022, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund’s liquidation.

ZLG-22-01 1.9886009.101	March 21, 2022